Exhibit 32.1
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                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002
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In connection  with the amended Annual Report on Form 10-KSB/A (the "Report") of
Alpha Holding, Inc. now known as Sea Sun Capital Corporation (the "Company") for the year ended December 31, 2003, the undersigned, Graham Millington, the President and Chief Executive Officer, hereby certifies pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   February 14, 2005                /s/  Graham Millington
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                                          Graham Millington
                                          President and Chief Executive Officer